UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

SPIRIT AIRLINES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
SPIRIT AIRLINES INC. 2800 EXECUTIVE WAY MIRAMAR, FL 33025	SPIRIT AIRLINES INC. 2023 Annual Meeting Vote by May 9, 2023 11:59 PM ET

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You invested in SPIRIT AIRLINES INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 10, 2023.

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 26, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*	Please check the meeting materials for any special requirements for meeting attendance.

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  Vote at www.ProxyVote.com

  THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.

To elect the following three Class III directors to hold office until the 2026 annual meeting of stockholders or until their resignation or removal, or until their respective successors are elected:

Nominees:

01)     Edward M. Christie III

02)     Mark B. Dunkerley

03)     Christine P. Richards

For

2.	To ratify the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2023; and	For

3.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in the attached Proxy Statement pursuant to executive compensation disclosure rules under the Securities Exchange Act of 1934, as amended.	For

NOTE: The meeting agenda also includes the transaction of such other business as may come before the Annual Meeting or any adjournment or postponement thereof

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

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